Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS (Unaudited)
November 30, 2020

Par Value		Coupon Rate (%)	Maturity	Fair Value
	BONDS - 96.9%
	AEROSPACE/DEFENSE - 1.2%
$86,000	Northrop Grumman Corp.	3.2500	1/15/2028	$97,096

	APPAREL & TEXTILE PRODUCTS - 1.2%
90,000	VF Corp.	2.0500	4/23/2022	92,018

	ASSET MANAGEMENT - 2.0%
90,000	BlackRock, Inc.	1.9000	1/28/2031	93,662
60,000	Charles Schwab Corp.	3.8500	5/21/2025	68,036
				161,698
	AUTOMOTIVE - 3.5%
80,000	Toyota Motor Credit Corp.	2.6500	4/12/2022	82,574
100,000	Toyota Motor Credit Corp.	1.1500	5/26/2022	101,284
90,000	Toyota Motor Credit Corp.	1.3500	8/25/2023	92,320
				276,178
	BANKING - 13.4%
87,000	Bank of America Corp.	4.4500	3/3/2026	101,655
84,000	Bank of America Corp.	3.5000	4/19/2026	95,134
5,000	Bank of America Corp., Quarterly US LIBOR +0.78% *	3.5500	3/5/2024	5,327
90,000	Bank of Nova Scotia	1.6250	5/1/2023	92,626
82,000	Bank of Nova Scotia	4.5000	12/16/2025	94,504
90,000	Citgroup, Inc.	2.7500	4/25/2022	92,804
40,000	KeyCorp.	2.2500	4/6/2027	42,520
80,000	KeyCorp.	2.5500	10/1/2029	86,880
90,000	PNC Financial Services Group, Inc.	3.1500	5/19/2027	101,377
55,000	PNC Financial Services Group, Inc.	3.4500	4/23/2029	63,548
90,000	Royal Bank of Canada	1.6000	4/17/2023	92,576
88,000	Royal Bank of Canada	3.7000	10/5/2023	96,181
90,000	Toronto-Dominion Bank	1.9000	12/1/2022	92,833
				1,057,965
	BEVERAGES - 3.5%
80,000	Keurig Dr Pepper, Inc.	4.4170	5/25/2025	92,342
80,000	PepsiCo, Inc.	1.7000	10/6/2021	80,920
100,000	PepsiCo, Inc.	0.7500	5/1/2023	101,194
				274,456
	BIOTECHNOLOGY & PHARMACEUTICAL - 5.6%
95,000	Biogen, Inc.	3.6250	9/15/2022	100,412
93,000	Gilead Sciences, Inc.	3.2500	9/1/2022	97,214
89,000	Gilead Sciences, Inc.	3.6500	3/1/2026	100,961
40,000	Pfizer, Inc.	0.8000	5/28/2025	40,443
90,000	Pfizer, Inc.	3.0000	12/15/2026	101,783
				440,813
	E-COMMERCE DISCRETIONARY - 1.2%
95,000	eBay, Inc.	1.9000	3/11/2025	99,307

	ELECTRIC UTILITIES - 1.2%
95,000	Exelon Corp.	3.4970	6/1/2022	99,060

	ENTERTAINMENT CONTENT - 1.0%
70,000	Walt Disney Co.	2.6500	1/13/2031	76,393

	FOOD - 3.2%
55,000	Kraft Heinz Foods Co.	4.6250	1/30/2029	63,163
93,000	McCormick & Co., Inc.	3.1500	8/15/2024	100,856
90,000	Mondelez International, Inc.	1.5000	5/4/2025	93,194
				257,213
Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
November 30, 2020

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS - 96.9% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 2.1%
$92,000	CVS Health Corp.	2.8750	6/1/2026	$100,773
60,000	HCA, Inc.	4.1250	6/15/2029	69,457
				170,230
	HOME & OFFICE PRODUCTS - 0.8%
55,000	Whirlpool Corp.	4.7500	2/26/2029	67,516

	HOUSEHOLD PRODUCTS - 0.9%
70,000	Procter & Gamble Co.	1.7000	11/3/2021	70,988

	INSTITUTIONAL FINANCIAL SERVICES - 8.8%
80,000	Bank of New York Mellon Corp.	2.1000	10/24/2024	84,882
90,000	Bank of New York Mellon Corp.	1.6000	4/24/2025	93,850
55,000	Bank of New York Mellon Corp.	3.2500	5/16/2027	62,310
75,000	Goldman Sachs Group, Inc.	3.8500	1/26/2027	85,780
65,000	Jefferies Group LLC / Jefferies Group Capital Finance, Inc.	4.1500	1/23/2030	76,386
98,000	Morgan Stanley	2.6250	11/17/2021	100,127
94,000	Morgan Stanley	3.1250	1/23/2023	99,313
86,000	State Street Corp.	2.6500	5/19/2026	94,598
				697,246
	LEISURE PRODUCTS - 2.1%
58,000	Hasbro, Inc.	3.0000	11/19/2024	62,543
92,000	Hasbro, Inc.	3.5500	11/19/2026	101,641
				164,184
	MEDICAL EQUIPMENT & DEVICES - 3.9%
93,000	Abbott Laboratories	3.4000	11/30/2023	100,946
97,000	DH Europe Finance II Sarl	2.2000	11/15/2024	102,939
94,000	DH Europe Finance II Sarl	2.6000	11/15/2029	103,902
				307,787
	OIL & GAS PRODUCERS - 6.4%
95,000	BP Capital Markets America, Inc.	3.2160	11/28/2023	102,107
184,000	ONEOK, Inc.	4.5500	7/15/2028	202,428
85,000	Total Capital International SA	3.4550	2/19/2029	98,225
85,000	Total Capital SA	3.8830	10/11/2028	101,453
				504,213
	REIT - 5.5%
90,000	Boston Properties LP	3.2500	1/30/2031	98,383
90,000	Equinix, Inc.	2.6250	11/18/2024	96,029
70,000	Simon Property Group LP	2.0000	9/13/2024	72,758
85,000	Simon Property Group LP	3.2500	11/30/2026	93,504
65,000	Simon Property Group LP	3.3750	12/1/2027	71,467
				432,141
	SEMICONDUCTORS - 4.7%
72,000	Intel Corp.	2.4500	11/15/2029	78,792
90,000	Micron Technology, Inc.	2.4970	4/24/2023	93,977
89,000	QUALCOMM, Inc.	3.2500	5/20/2027	101,034
95,000	Texas Instruments, Inc.	1.3750	3/12/2025	98,235
				372,038
	SOFTWARE - 4.5%
60,000	Citrix Systems, Inc.	4.5000	12/1/2027	68,898
91,000	Oracle Corp.	2.4000	9/15/2023	95,773
85,000	Oracle Corp.	2.9500	11/15/2024	92,275
85,000	Vmware, Inc.	3.9000	8/21/2027	95,231
				352,177
	TECHNOLOGY HARDWARE - 7.4%
100,000	Apple, Inc.	0.7500	5/11/2023	101,265
90,000	Apple, Inc.	1.1250	5/11/2025	92,054
89,000	Apple, Inc.	3.0000	11/13/2027	100,720
100,000	Cisco Systems, Inc.	1.8500	9/20/2021	101,166
91,000	Hewlett Packard Enterprise Co.	4.4000	10/15/2022	96,967
80,000	Motorola Solutions, Inc.	4.6000	5/23/2029	95,301
				587,473
Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
November 30, 2020

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS - 96.9% (Continued)
	TECHNOLOGY SERVICES - 1.8%
$87,000	Automatic Data Processing, Inc.	3.3750	9/15/2025	$97,644
40,000	PayPal Holdings, Inc.	1.3500	6/1/2023	41,018
				138,662
	TELECOMMUNICATIONS - 6.2%
85,000	AT&T, Inc.	4.3000	2/15/2030	101,902
90,000	AT&T, Inc.	2.7500	6/1/2031	95,864
86,000	Vodafone Group PLC	3.7500	1/16/2024	94,151
85,000	Vodafone Group PLC	4.1250	5/30/2025	97,297
82,000	Vodafone Group PLC	4.3750	5/30/2028	98,525
				487,739
	TRANSPORTATION & LOGISTICS - 4.8%
120,000	Delta Air Lines, Inc.	2.9000	10/28/2024	114,777
100,000	Delta Air Lines, Inc.	3.6250	3/15/2022	101,376
60,000	FedEx Corp.	3.1000	8/5/2029	67,339
90,000	United Parcel Service, Inc.	2.5000	4/1/2023	94,435
				377,927

	TOTAL BONDS (Cost $7,415,255)			7,662,518

	TOTAL INVESTMENTS - 96.9% (Cost $7,415,255)			$7,662,518
	OTHER ASSETS LESS LIABILITIES - 3.1%			245,679
	NET ASSETS - 100.0%			$7,908,197

LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust
* Variable rate, rate shown represents the rate shown at November 30, 2020.

Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
November 30, 2020

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Other than U.S. Treasury Bills, short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the "fair value" procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2020 for the Fund's assets and liabilities measured at fair value:

Assets *		Level 1	Level 2	Level 3	Total
Bonds		$-	$7,662,518	$-	$7,662,518
Total		$-	$7,662,518	$-	$7,662,518
* Refer to the Portfolio of Investments for classifications
The Fund did not hold any Level 3 securities during the period.
Sage ESG Intermediate Credit ETF
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
November 30, 2020

Fluctuation of Net Asset Value Risk - The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the shares will trade at premiums or discounts to NAV.

Index Risk - Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of the Index. Therefore, they would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming.

Fixed Income Risk - When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

The identified cost of investments in securities owned by the Fund for federal income for federal income tax purposes and its respective gross unrealized appreciation and depreciation at November 30, 2020, were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$7,415,255	$247,294	$(31)	$247,263